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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2008

                              Pharmion Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-50447              84-1521333
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                        Identification
                                                                   No.)

         2525 28th Street, Boulder, Colorado                     80301
      (Address of principal executive offices)                 (Zip Code)

                                  720-564-9100
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 7, 2008, Pharmion Corporation ("Pharmion" or the "Company") announced that the European Medicines Agency has accepted for review the Company's Marketing Authorization Application for Vidaza (R) (azacitidine for injection) in patients with higher-risk myelodysplastic syndromes and announced its intent to review the application under the Accelerated Assessment Procedure. The press release is attached hereto as an exhibit and is incorporated by reference herein.


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Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit 99.1   Press Release issued by Pharmion Corporation, dated
               February 7, 2008







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  February 7, 2008                 PHARMION CORPORATION



                                        By:       /s/ Steven N. Dupont
                                                  ------------------------------
                                        Name:     Steven N. Dupont
                                        Title:    Executive Vice President
                                                  and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.       Description
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Exhibit 99.1      Press Release issued by Pharmion Corporation, dated
                  February 7, 2008